Cash and Cash Equivalents (Tables)	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents [abstract]
Summary of Cash and Cash Equivalents

	As of December 31,
(In thousands)	2022	2023
Cash at bank
- USD deposits	$50,739	$10,767
- RMB deposits	9,169	15,614
- Australian Dollar deposit	734	1,309
Cash equivalents[i]	18,368	78,317
	$79,010	$106,007
(i)Due to their high liquidity, investments in money market funds and short-term investments, with original maturities of 90 days or less and subject to insignificant risk of changes in value, are classified as cash equivalents. Accordingly, these cash equivalents are recorded at their fair value, with their changes in fair value reflected in profit or loss (see Note 18(b)).